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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -----------------------

                                    FORM 8-K

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                         Date of Report: March 2, 1999

                           UNISOURCE WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

                            -----------------------
              Delaware                    1-14482            13-5369500
   (State of other jurisdiction        (Commission          (IRS Employer
         of incorporation)               File no.)         Identification No.)

         1100 Cassatt Road
       Berwyn, Pennsylvania                                     19312
(Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (610) 296-4470
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         (Former name or former address, if changed since last report.)










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Item 5.  Other Events.

     The Boards of Directors of Unisource Worldwide, Inc. ("Unisource") and UGI Corporation ("UGI") announced the signing of an Agreement and Plan of Merger dated as of February 28, 1999. The transaction, which has been approved by the Boards of Directors of both companies, calls for Unisource stockholders to receive .566 shares of UGI common stock in a tax-free exchange for each share of Unisource common stock. Consummation of the merger is subject to a number of conditions, including approval by the stockholders of both companies and by certain regulatory agencies.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     (99) Press Release dated March 1, 1999



                                  Page 2 of 8

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     UNISOURCE WORLDWIDE, INC.



                                     By: /s/ Thomas A. Decker
                                        ---------------------------------
                                        Name:  Thomas A. Decker
                                        Title: Senior Vice President,
                                                 General Counsel and Secretary



March 2, 1999




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                                 Exhibit Index


Exhibit Number                             Description
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    (99)                                   Press Release dated March 1, 1999



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